SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant [#]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[#] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to subsection
    240.14a-11(c) or subsection 240.14a-12

BIRMINGHAM STEEL CORPORATION
(Name of Registrant as Specified in Its Charter)

BIRMINGHAM STEEL CORPORATION
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[#] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
    6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which
         transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11: footnote #1

     4)  Proposed maximum aggregate value of
         transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.





     1)  Amount Previously Paid:

         -----------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------

     3)  Filing Party:

         -----------------------------------------------

     4)  Date Filed:

         -----------------------------------------------




------------------------------------
footnote 1:  Set forth the amount on which the filing
             fee is calculated and state how it was
             determined.







BIRMINGHAM STEEL CORPORATION






September 15, 1995




Dear Stockholder:

     You are invited to attend the Annual Meeting of Stockholders of your Company, which will be held on Tuesday, October 17, 1995 at 10:00 A.M., local time, at
The Harbert Center, 2019 Fourth Avenue North,
Birmingham, Alabama.

     The formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to be acted upon. Time will be provided during the meeting for discussion and you will have an opportunity to ask questions about your Company.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice of the meeting and proxy statement, please sign, date and return the enclosed proxy at your earliest convenience.
Return of the signed and dated proxy card will not prevent you from voting in person at the meeting should you later decide to do so.

Sincerely,



James A. Todd, Jr.
Chairman of the Board and
Chief Executive Officer







           BIRMINGHAM STEEL CORPORATION

     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


           To Be Held October 17, 1995



     The Annual Meeting of Stockholders of Birmingham
Steel Corporation (the "Company") will be held at The
Harbert Center, 2019 Fourth Avenue North, Birmingham,
Alabama on Tuesday, October 17, 1995, at 10:00 A.M., local time, for the following purposes:

     (1) To elect eleven directors each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified;

     (2)  To approve the 1995 Stock Accumulation Plan;

     (3)  To approve and ratify the selection of Ernst
          & Young LLP as the independent auditors for the Company and its subsidiaries for the fiscal year ending June 30, 1996; and

     (4)  To transact such other business as may
          properly be brought before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on August 31, 1995 are entitled to notice of and to vote at the meeting or any adjournments thereof.

     Please sign and date the enclosed proxy and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.

By Order of the Board of Directors,



Catherine W. Pecher
Secretary


Birmingham, Alabama
September 15, 1995
BIRMINGHAM STEEL CORPORATION



                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Birmingham Steel Corporation, a Delaware corporation (the "Company"), to be voted at the Annual
Meeting of Stockholders to be held at the time and place and for the purposes set forth in the accompanying
Notice of Annual Meeting.

     All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and not revoked, will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions thereon, or, if no instructions are made, will be voted FOR approval of proposals 1, 2 and 3 set forth in the Notice of Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.
Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual
Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Birmingham Steel Corporation, 1000 Urban Center Drive, Suite 300, Birmingham, Alabama
35242, Attention: Catherine W. Pecher, Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any proposal other than the election of directors, abstentions and broker non-votes would have the effect of a vote against the proposal.

     The mailing address of the principal executive offices of the Company is 1000 Urban Center Drive,
Suite 300, Birmingham, Alabama 35242.  This Proxy
Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed to stockholders on or about September 15, 1995.




     VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determination of stockholders entitled to receive notice of and to vote at the Annual
Meeting is August 31, 1995. At the close of business on August 15, 1995, 28,506,941 shares of common stock, par value $.01 per share, of the Company (the "Common
Stock") were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock, as of August 15, 1995, by (i) persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each executive officer included in the Summary Compensation
Table, and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.


Name of
Beneficial
Owner or                   Number of
Number of                  Shares
Persons                    Beneficially     Percent
in Group                   Owned            of Class
-----------------          -------------    --------
James A. Todd, Jr.         458,159 (1)       1.6%
Robert G. Wilson            43,998 (2)        *
Thomas N. Tyrrell           42,947 (3)        *
Paul H. Ekberg              25,236 (4)        *
C. Stephen Clegg            14,055 (5)        *
George A. Stinson           11,650            *
Reginald H. Jones           10,372            *
E. Mandell de Windt          7,702            *
E. Bradley Jones             7,500            *
Jack R. Wheeler              6,734 (6)        *
Harry Holiday, Jr.           6,000            *
T. Evans Wyckoff             4,000            *
William J. Cabaniss, Jr.     3,015            *
Directors and executive
  officers as a group
    (15 persons)           655,551 (7)       2.3%
____________________

*   Less than 1%.

<F1>
(1)  Includes 16,576 shares held in the Company's 401(k)
     Plan, 7,500 shares of Restricted Stock awarded under the Management Incentive Plan, 1,021 shares of Restricted Stock issued under the 1995 Stock
     Accumulation Plan, and 45,824 shares owned jointly with Mr. Todd's spouse. Also includes 28,200 shares held in trust for Mr. Todd's children, with respect to which Mr. Todd is a co-trustee and shares voting and investment powers, and 74,549 shares owned by Mr. Todd's spouse. No longer includes 77,903 shares held in trust for Mr. Todd's children and grandchildren with respect to which Mr. Todd's son and daughter are trustees.
<F2>
(2) Includes 24,000 shares subject to incentive stock options, 1,998 shares held in the Company's 401(k)
     Plan, and 2,250 shares of Restricted Stock awarded under the Management Incentive Plan.
<F3>
(3) Includes 9,000 shares of Restricted Stock awarded under the Management Incentive Plan, 177 shares of Restricted Stock issued under the 1995 Stock
     Accumulation Plan, and an aggregate of 656 shares owned by two of Mr. Tyrrell's children.
<F4>
(4)  Includes 2,736 shares held in the Company's 401(k)
     Plan.
<F5>
(5)  Includes 9,550 shares held in the Frakes-Clegg
     Family 1984 Trust under the trusteeship of Robert W. Neiman. Mr. Clegg and the trustee may be deemed to share voting and investment powers with respect to these shares.
<F6>
(6) Includes 3,000 shares of Restricted Stock awarded under the Management Incentive Plan and 209 shares of Restricted Stock issued under the 1995 Stock
     Accumulation Plan.
<F7>
(7) Includes an aggregate of 24,000 shares subject to stock options held by certain officers of the Company, an aggregate of 21,310 shares held in the Company's 401(k) Plan, an aggregate of 21,750 shares of Restricted Stock awarded under the Management Incentive Plan, and an aggregate of 1,590 shares of Restricted Stock issued under the 1995 Stock Accumulation Plan.

     Each of the named individuals in the table above intends to vote in favor of proposals 1, 2 and 3 set forth in the Notice of Annual Meeting, and such individuals beneficially own approximately 2.3% of the Company's Common Stock.

     The Company is not aware of any arrangement, including any pledge of securities of the Company, which at a subsequent date could result in a change of control of the Company.

             ELECTION OF DIRECTORS

     Eleven directors are to be elected at the Annual
Meeting, each to hold office until the next Annual
Meeting and until his successor has been duly elected and qualified. Proxies received from stockholders, unless directed otherwise, will be voted FOR the election of the following nominees: James A. Todd, Jr.,
E. Mandell de Windt, C. Stephen Clegg, George A.
Stinson, Thomas N. Tyrrell, E. Bradley Jones, Harry
Holiday, Jr., Reginald H. Jones, Paul H. Ekberg, William
J. Cabaniss, Jr. and T. Evans Wyckoff. If any nominee is unable to stand for election, the persons named in the proxy will vote the same for a substitute nominee.
All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for reelection. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     In August 1993, the Board of Directors approved a mandatory retirement policy for its members, pursuant to which any person serving as a director of the Company who attains age 75 shall retire from the Board of Directors upon the expiration of his or her term of office at the next succeeding annual meeting of stockholders; provided, however, that each incumbent director of the Company serving at the date of adoption of the new policy will not be subject to mandatory retirement, and may continue to serve as a director notwithstanding the attainment of age 75.

     Set forth below is the name, age, position with the Company, present principal occupation or employment and five-year employment history of each of the nominees for director of the Company.

Name and Year First
Became Director              Business Experience    Age
-------------------          --------------------   ---
James A. Todd, Jr. - 1985                           67
Chairman of the Board and Chief Executive Officer of the Company since July 1991; President and Chief Executive
Officer of the Company from August 1984 to July 1991;
director of Cyprus Amax Minerals Company.


E. Mandell de Windt - 1985                          74
Chairman of the Executive Committee of the Board of Directors of the Company since July 1991; Chairman of the Board of the Company from January 1985 to July 1991;
Retired; Chairman of the Board and Chief Executive
Officer of Eaton Corporation, a diversified manufac-turing concern, from 1969 to April 1986.

C. Stephen Clegg - 1985                             45
President and Chief Executive Officer of Clegg
Industries, Inc., a company that arranges business acquisitions and renders management services to the acquired businesses, since September 1988; Managing
Director of AEA Investors Inc., a private investment company, for more than five years prior to September
1988; Chairman of the Board and Chief Executive Officer of Globe Building Materials, Inc. and Midwest Spring
Manufacturing Company; director of Ravens Metals, Inc.

George A. Stinson - 1985                            80
Retired Attorney and of counsel to law firm of Thorp, Reed & Armstrong, Washington, D.C., from 1981 to 1985;
Chairman of National Steel Corporation from 1965 to
1981; director of Midwest Spring Manufacturing Company.

E. Bradley Jones - 1988                             67
Retired; Chairman of the Board and Chief Executive
Officer of LTV Steel Company from June 1984 to December
1984; Chairman and Chief Executive Officer of Republic
Steel Corporation (merged with The LTV Corporation in
June 1984) from July 1982 to June 1984; director of TRW
Inc., Cleveland-Cliffs, Inc., RPM, Inc. and Consolidated
Rail Corporation; Trustee, Fidelity Funds and First
Union Real Estate Equity and Mortgage Investments.

Harry Holiday, Jr. - 1991                           72
Retired; Chairman of the Board and Chief Executive
Officer of ARMCO, Inc. from April 1982 to January 1986;
director of ASARCO, Inc.

Reginald H. Jones - 1991                            78
Retired; Chairman of the Board and Chief Executive
Officer of General Electric Company from December 1972 to April 1981; director of ASA Limited and CasTech
Aluminum Group, Inc.

Paul H. Ekberg - 1992                               58
Vice Chairman of the Board since July 1994; President of the Company from July 1991 to July 1994; President and
Chief Executive Officer of Shane Steel Processing and
IMT (members of the Sudbury Inc. group) from 1987 to 1991; President and Chief Executive Officer of
Production Experts from 1986 to 1987.

William J. Cabaniss, Jr. - 1993                     57
President of Precision Grinding, Inc., a metal machining company serving metal machining industries in the Southeast, since 1971; director of Protective Life
Corporation.

T. Evans Wyckoff - 1993                             70
Formerly Chairman of the Board of Aero-Go, Inc., a company which manufactures air cushion devices, from 1969 to 1993; President of Wyco Corporation, a private investment company, since 1983; and President of Arvee
Orchards, Inc. since 1991.

Thomas N. Tyrrell - 1994                            50
Vice Chairman of the Board since July 1994; Chief
Executive Officer of American Steel & Wire Corporation, a company which manufactures high quality rod and wire and was acquired in November 1993 by the Company, since
1986; President and Chief Executive Officer of American
Steel & Wire Corporation from 1986 to July 1994.

     The Board of Directors held ten meetings, including two actions by unanimous written consent, during the fiscal year ended June 30, 1995. During fiscal 1995 each incumbent director attended at least 85% of the aggregate number of meetings of the Board and of committees of the Board on which he served.

     The Company has Audit, Executive, Nominating,
Environmental Affairs, Finance and Compensation and
Stock Option Committees of the Board of Directors.

     Messrs. Clegg, Stinson, Cabaniss, Holiday and
Wyckoff are members of the Audit Committee. The principal functions of the Audit Committee are to make recommendations to the Board as to the engagement of independent auditors, to review the scope of the audit and audit fees, to discuss the results of the audit with the independent auditors and determine what action, if any, is required with respect to the Company's internal controls, and to make a general review of developments and financial reporting and accounting. The Audit
Committee held four meetings during fiscal 1995.

     Messrs. de Windt, Reginald Jones, Todd and Clegg are members of the Executive Committee. The Executive
Committee exercises all the powers of the Board of Directors during the intervals between meetings of the Board of Directors, with certain limitations set forth in the Company's By-Laws. The Executive Committee held three meetings during fiscal 1995.

     Messrs. de Windt, Clegg, Bradley Jones and Stinson are members of the Nominating Committee. The Nominating
Committee makes recommendations to the Board of Directors respecting nominations for director prior to each annual meeting of stockholders. The Nominating
Committee held no meetings during fiscal 1995.

     Messrs. Holiday, Cabaniss and Wyckoff are members of the Environmental Affairs Committee. The
Environmental Affairs Committee monitors environmental issues impacting the Company's operations and reviews and evaluates environmental compliance at the Company's facilities. The Environmental Affairs Committee held two meetings during fiscal 1995.

     Messrs. Reginald Jones, Todd and Bradley Jones are members of the Finance Committee. The Finance Committee reviews and makes recommendations with respect to the Company's financial policies, including cash flow, borrowing and dividend policy and the financial terms of acquisitions and dispositions. Acting with the Executive Committee, it reviews and makes recommendations on significant capital investment proposals. The Finance Committee held one meeting during fiscal 1995.

     Messrs. Bradley Jones, Reginald Jones, de Windt and
Stinson are members of the Compensation and Stock Option
Committee. The Compensation and Stock Option Committee reviews and approves employment agreements, annual salaries, bonuses, profit participation and other compensation of employees of the Company and its subsidiaries. This Committee also reviews the executive officers' and employees' performances and administers and makes awards under the Company's Stock Option Plan, the Management Incentive Plan and the Stock Accumulation
Plan. The Compensation and Stock Option Committee held six meetings during fiscal 1995.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
     VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS
                      PROXY STATEMENT.

Compliance with Section 16(a) of the Securities Exchange
Act of 1934

     Section 16(a) of the Securities Exchange Act of
1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding
Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons.
Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1995 all Section 16(a) filing requirements applicable to its officers and directors were complied with, except as follows: T. Evans Wyckoff filed a Form
5 to report one transaction which should have been reported on Form 4, and John M. Casey, Executive Vice
President - Finance, filed a report on Form 3 late.


                EXECUTIVE COMPENSATION

     The following table provides certain summary information for the fiscal years ended June 30, 1995, 1994 and 1993 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief
Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of the last fiscal year (hereinafter referred to as the "Named
Executive Officers").  "Long-Term Compensation" includes
Restricted Stock awarded under the 1990 Management
Incentive Plan ("MIP") and Restricted Stock issued under the 1995 Stock Accumulation Plan ("SAP"). See footnotes
(2), (3) and (4) to the Summary Compensation Table.

SUMMARY COMPENSATION TABLE

                                                        Long Term
                     Annual Compensation               Compensation

                                                          Awards

                                               Other                            All
Name                                           Annual     Restric-              Other
and                Year   Salary       Bonus   Compen-      ted       Options/ Compen-
Principal                                      sation      Stock        SARs   sation
Position                   ($)        ($)(1)     ($)       ($)(2)       (#)    ($)(5)
--------------------------------------------------------------------------------------
James A. Todd, Jr. 1995  410,342      330,015     0       312,750 (3)    0     34,164
 Chairman of the   1994  421,746      375,000     0          0           0     27,838
 Board and Chief   1993  421,873      250,000     0          0           0     26,326
 Executive Officer

Thomas N. Tyrrell  1995  249,965      189,012  19,750 (6)  87,323 (3)    0     8,860
 Vice Chairman of  1994  149,916 (7)  100,000     662     382,380 (4)    0     6,029
 the Board and
 Chief Administra-
 tive Officer

Paul H. Ekberg     1995  247,869      226,802    0         33,598 (3)    0     12,658
 Vice Chairman of  1994  227,526      150,000    0           0           0      8,438
 the Board and     1993  227,526      100,000  33,155 (8)    0           0      8,715
 Chief Operating
 Officer

Robert G. Wilson   1995  137,736       90,006    0         13,325 (3)     0     10,203
 Vice President,   1994  132,553       45,000    0           0            0      5,761
 Marketing Rebar   1993  130,839       30,000    0           0            0      5,836
 and Merchant
 products

Jack R. Wheeler    1995  121,233       55,004    0         77,297 (3)     0      9,927
 Vice President,   1994  117,575       45,000    0           0            0      4,908
 Engineering/      1993   76,176 (9)   15,000    0        153,690 (4)     0        225
 Construction

___________________
<F1>

     (1) Represents cash incentive compensation accrued for the fiscal year (but paid in the subsequent fiscal year). For fiscal 1995, the Named Executive Officers received shares of Restricted Stock in lieu of a portion of their cash bonus, which is reflected in the "Restricted Stock" column. See footnote (3) below.
<F2>
     (2) As of June 30, 1995, the number and value of all Restricted Stock holdings of the Named
          Executive Officers, with respect to which the restrictions have not lapsed, were as follows:
          8,521 shares ($156,573) by Mr. Todd; 9,177
          shares ($168,627) by Mr. Tyrrell; 2,250 shares
          ($41,344) by Mr. Wilson; and 3,209 shares
          ($58,965) by Mr. Wheeler. Dividends are paid on shares of Restricted Stock.
<F3>
     (3)  The amounts shown for fiscal 1995 represent
          Restricted Stock issued to the applicable officer under the SAP in lieu of cash compensation to which he would otherwise be entitled. Each of the Named Executive
          Officers is required to take 10% of his bonus in shares of Restricted Stock under the terms of the SAP, and may elect to take up to 20% of his base compensation and 50% of his cash bonus in shares of Restricted Stock. Shares of Restricted Stock under the SAP are issued at a 25% discount to the market, but the amounts shown represent the full market value of the shares issued. The shares are restricted from transfer for a period of three years from the date of issuance. The following shares of Restricted Stock were issued under the SAP for fiscal 1995 to the Named Executive Officers: Mr. Todd - 15,417 shares; Mr. Tyrrell - 4,299 shares; Mr. Ekberg
          - 1,649 shares; Mr. Wilson - 654 shares; and
          Mr. Wheeler - 3,808 shares. The amount of cash compensation from both salary and bonus foregone by the Named Executive Officers by participating in the plan was as follows: Mr.
          Todd - $234,567; Mr. Tyrrell - $65,516; Mr.
          Ekberg - $25,198; Mr. Wilson - $9,994; and Mr.
          Wheeler - $57,998.
<F4>
     (4) Restricted Stock awards under the MIP are made in the discretion of the Compensation
          Committee of the Board of Directors, and recipients pay only a nominal consideration
          (par value) for the issuance of the Restricted
          Stock. Mr. Tyrrell's 1994 award (12,000 shares) was made on March 21, 1994 at a per share price of $31.875. Mr. Wheeler's 1993 award (6,000 shares) was made on March 30, 1993 at a per share price of $25.625. Mr.
          Tyrrell's and Mr. Wheeler's Restricted Stock awards vest in equal increments of one-fourth over four years.
<F5>
     (5) The compensation reported represents Company contributions to the 401(k) Plan and premiums for split dollar and other life insurance.
          The following information is provided with respect to the specific allocation of compensation shown in this column for the Named Executive Officers for the fiscal year ended June 30, 1995:

                                               Split Dollar        Term and Whole
          Name                401(k) Plan      Life Insurance       Life Insurance
          ----                -----------      --------------       --------------
          James A. Todd, Jr.   $10,072            $8,017               $16,075
          Thomas N. Tyrrell      8,561              0                      299
          Paul H. Ekberg        10,698              0                    1,960
          Robert G. Wilson       9,210              0                      993
          Jack R. Wheeler        9,025              0                      902

<F6>

     (6) Includes $18,750 paid for a country club initiation fee and $1,000 for tax preparation services.
<F7>
     (7)  Mr. Tyrrell joined the Company in November
          1993.
<F8>
     (8) Includes $32,500 paid for a country club initiation fee and $655 for tax preparation services.
<F9>
     (9)  Mr. Wheeler joined the Company in November
          1992.

Stock Option Plan

     The following table provides certain information concerning each exercise of stock options under the Company's 1986 Incentive Stock Option Plan during the fiscal year ended June 30, 1995, by each of the Named
Executive Officers and the fiscal year-end value of unexercised options held by such persons under the Company's 1986 Stock Option Plan:


     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values



                                                     Number of        Value of
                                                    Unexercised      Unexercised
                     Shares Ac-                     Options at       in the Money
                     quired on          Value         Fiscal       Options at Fiscal
     Name           Exercise (#)     Realized ($)   Year-End (#)   Year-End ($) (1)
     ----           ------------     ------------   ------------   ---------------
James A. Todd, Jr.    46,100           250,050           0              0
Thomas N. Tyrrell         --                --           0              0
Paul H. Ekberg            --                --           0              0
Robert G. Wilson       6,000            76,002         24,000         98,628
Jack R. Wheeler           --                --           0              0

____________________

<F1>

(1) All of the stock options were granted under the 1986 Stock Option Plan and are presently exercisable. The fair market value of the Common
     Stock at June 30, 1995 was $18.375 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company's Common Stock exceeds the exercise price when the options are exercised.

     No stock options have been granted to the Named
Executive Officers under the 1986 Stock Option Plan since November 1988. In August 1992, the Company made a grant of stock options to all non-union employees of the Company, excluding all employees (including officers of the Company) who are eligible to receive incentive awards under the Company's annual incentive plan. See
"REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION."


            Management Security Plan

     In July 1986, the Company adopted a Management
Security Plan (the "Security Plan") to provide certain benefits to a select group of management or highly compensated employees who contribute materially to the business of the Company. The Security Plan is administered as an unfunded defined benefit pension plan. The Compensation and Stock Option Committee of the Board of Directors (the "Committee") oversees the Security Plan.

     Each participant enters into a Security Plan
Agreement with the Company, pursuant to which the participant is eligible for the payment of either a death benefit, if the participant dies prior to normal retirement, or a retirement benefit, if the participant remains as an employee until his or her normal retirement date. The amount of the death benefit is computed with respect to an amount specified by the participant in his or her Agreement, which may not exceed 100% of the participant's annual compensation
("Covered Salary"). The amount of the retirement benefit is also specified by the participant in his or her Agreement with the Company. The death benefit is payable in an amount equal to 100% of the participant's
Covered Salary for 12 months, and 50% of the Covered
Salary thereafter. The amount of the death benefit is payable monthly until the participant would have reached age 65 or for 20 years, whichever is later. The retirement benefit is payable monthly over a period of 240 months. The degree to which each eligible employee participates in the Security Plan is elective with the individual participant and is conditioned upon such participant's foregoing cash compensation which would otherwise be available to him or her. Although the Company is not obligated to do so, the Company has purchased key man life insurance on the lives of the participants to fund its obligations under the Security
Plan.

     Effective June 1, 1988, James A. Todd, Jr. agreed with the Company to an alternative benefit arrangement in the form of split dollar ownership of the life insurance policy held on his life. Upon death either before or after retirement, Mr. Todd's designated beneficiary will receive his respective share of life insurance proceeds in lieu of the monthly death benefit payments described above. If death occurs after retirement, the retirement payments will cease upon death. At June 30, 1995, Mr. Todd's ownership of the net death benefit was $1,735,088.

     The Committee has approved the establishment of a trust (the "MSP Trust") to hold the assets set aside to pay future benefits granted to participants in the Security Plan. In the event of a change in control of the Company or such other event as the Committee may determine, the MSP Trust will be endowed with paid up policies for each participant which will be distributed to such participants.

     The Company's expense under the Management Security
Plan with respect to all participants as a group
(including 32 persons) for the fiscal year ended June
30, 1995 was $896,652. The Company's expense with respect to the Named Executive Officers for the fiscal year ended June 30, 1995 was as follows: Mr. Todd -
$200,445; Mr. Tyrrell - $25,498; Mr. Ekberg - $90,009;
Mr. Wilson - $42,212; and Mr. Wheeler - $68,942.

     The following table indicates, with respect to each Named Executive Officer who participates in the Security
Plan, the current aggregate amount of the death benefit and the amount of the monthly retirement benefit under the Security Plan:

                           Aggregate        Monthly
                             Death         Retirement
 Name of Individual         Benefit         Benefit
 ------------------        ---------       ----------
James A. Todd, Jr.         $1,735,088      $17,818
Thomas N. Tyrrell           1,575,000       12,500
Paul H. Ekberg              1,575,000       12,500
Robert G. Wilson            1,158,149        6,239
Jack R. Wheeler             1,155,002        9,167





Director Compensation

     For fiscal 1995 and pursuant to the Company's
Directors' Compensation Plan, the Company awarded each non-employee director 1,500 shares of Company Common
Stock as his annual retainer fee and paid each non-employee director $1,000 for each meeting of the Board of Directors or committee thereof ($1,500 to the Chairman of a committee) attended by such director, plus reasonable travel expenses. Directors who are also employees of the Company are not separately compensated for their services as a director.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of Compensation
Committee on Executive Compensation and the Stockholder
Return Performance Graph shall not be incorporated by reference into any such filings.


   REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE
                  COMPENSATION

Introduction

     The Compensation and Stock Option Committee (the
"Committee") of the Board of Directors is comprised of four non-employee directors, none of whom are eligible to participate in any of the compensation plans administered by the Committee. The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for evaluating and approving compensation and benefit plans, and payments and awards under those plans, for the Company's senior executives, including the Chief
Executive Officer and the other Named Executive
Officers. The Committee represents the stockholders' interests by ensuring an appropriate link exists between the Company's strategic goals, business performance, stockholder returns, and the executive compensation plans.

Compensation Philosophy

     The Company's compensation philosophy is to provide wages and salaries which in general are less than amounts paid by competitors with the opportunity to earn above average compensation through performance-based incentives. The Committee believes that incentive compensation provides the best means of motivating and rewarding performance while providing necessary controls on cost. This philosophy is reflected in the Company's use of incentive compensation at virtually every level of the organization, not just in the executive ranks.
In the case of production and supervisory employees, weekly incentives may be earned for exceeding base production levels. Executives may earn incentives based on Company profitability. In fiscal 1995, production and supervisory incentives averaged 26.1% of total compensation, and executive incentives averaged 40.5%.
These percentages vary from year to year based on performance. The percentage of total compensation represented by production and supervisory incentives in fiscal 1995 decreased from the percentage of total compensation in fiscal 1994 due to the addition of American Steel & Wire Corporation ("ASW") employees in the incentive compensation plan. ASW employees' base pay is higher than the base pay of other Company employees participating in the incentive program.

Compensation Policy

     The Company's executive compensation program is designed to achieve the following objectives:

     1. To attract, retain, motivate, and reward executives who have the skills and experience necessary to conceive and implement a successful business strategy.

     2. To recognize the individual contributions of the executives to stockholder value, as reflected in the profitability of the Company.

     3. To align the interests of the executives with those of stockholders by linking a significant portion of executive compensation to the value of the Company's Common Stock through the award of stock incentives.

To accomplish these objectives, the Company has established an executive compensation program consisting of base salary, an annual cash incentive based on Company profitability, and long-term compensation plans which include stock options, stock appreciation rights, restricted stock, and deferred compensation. The
Company's policies with respect to each element of the executive compensation program are discussed below.

Base Salaries

     To provide competitive base salaries while recognizing individual performance, the Company, with the approval of the Committee, establishes and maintains base salary ranges for salaried personnel. In keeping with the Company's philosophy, the midpoints of the ranges are designed to be below market average salaries for executives with similar responsibilities in businesses similar to the Company in size, scope and industry. The competitiveness of the salary ranges is reviewed annually with the assistance of an independent consultant and through participation in salary surveys.
The surveys used include nationally publicized data from a number of sources, including ECS Top Management
Report, Ernst & Young LLP Executive Compensation Report,
TPF&C Cash Data Bank and The Conference Board
Publication. The survey group is comprised of a broad base of manufacturers in many different industries, including the steel industry. Within this framework, executive salaries are determined based on individual performance, level of responsibility and experience.
The salary of the Chief Executive Officer is evaluated solely by the Committee. Salaries for the other Named
Executive Officers are recommended by the Chief
Executive Officer and reviewed and approved by the Committee.

     The salaries of the Named Executive Officers are listed in the Summary Compensation Table. Only one of the Named Executive Officers received an increase in base salary in fiscal 1995.

Discretionary Cash Bonus Plan

     The Company's Discretionary Cash Bonus Plan, which was established in fiscal 1986, has insured that a portion of the total compensation of the executive officers is at risk with respect to the profitability of the Company.

     Under the plan, a bonus pool is created which is equal to 3.5% of pretax earnings. The plan authorizes adjustment of the earnings calculation to exclude unusual, non-recurring, or extraordinary events. Once the bonus pool is established, individual bonuses are determined based on individual performances. The
Committee determines the bonus to be awarded to the Chief Executive Officer. Awards for all other key management, including the other Executive Officers, are recommended by the Chief Executive Officer and reviewed and approved by the Committee.

     The purpose of the cash bonus plan is to directly link a significant portion of executive compensation to Company profitability. Under the plan, executives and other key employees can earn annual cash incentives based upon Company profitability. The plan is intended to motivate executives to increase profitability and to reward them with respect to the Company's success. In keeping with the Company's compensation philosophy and the incentive plans in which the Company's other employees participate, the cash bonus plan provides executives the opportunity to earn significant bonuses, contingent upon profitable results.

     The allocations of bonus amounts among executive officers, while based on individual performance, are determined on a subjective basis. The Committee does not consider on a formal basis particular performance measures, but rather evaluates the overall performance of the individual officer giving due consideration to the Company's performance for the fiscal year.

     Bonus awards for fiscal 1995 were paid in August
1995, and represent compensation earned for the fiscal year ended June 30, 1995. In approving the bonus awards, the Committee considered the Company's performance to be favorable relative to its peers in the industry.

Long-Term Incentive Plans

     The purpose of the long-term incentive plans is to promote the Company's continued success by providing financial incentives to executives and other key employees to increase the value of the Company, as reflected in the price of its stock. By providing the opportunity to acquire a significant proprietary interest in the Company, the plans link the interests of the executives with those of the stockholders.

     Under the 1990 Management Incentive Plan, which was approved by the Board of Directors in July 1990 and by the stockholders in October 1990, the Compensation
Committee is authorized to make awards of stock options, stock appreciation rights, restricted stock, and other stock related incentives. The Committee has the sole authority to select the officers and other key employees to whom awards may be made under the plan. Since the value of stock options and other stock awards is determined by the price of the Company's Common Stock, the Committee believes these awards benefit stockholders by linking a significant portion of executive compensation to the performance of the Company's stock.
In addition, these awards enable the Company to attract and retain key employees and provide a competitive compensation opportunity.

     During fiscal 1995, two Named Executive Officers exercised stock options. This information, along with the pro forma year-end value of outstanding options and other awards to the Named Executive Officers, is reported in the Summary Compensation Table and in the table under the heading "Stock Option Plans."

     The Board of Directors recently adopted the 1995
Stock Accumulation Plan, which provides for the issuance of Restricted Stock in lieu of the payment of various components of cash compensation to officers and other key employees selected to participate in the plan. The
Stock Accumulation Plan is being submitted to stockholders at the 1995 Annual Meeting for approval.
Under the plan, those employees who are under the age of 62 and who participate in the discretionary cash bonus plan currently must take 10% of their annual cash bonus in Restricted Stock. In addition, employees who participate in the cash bonus plan may elect to receive
Restricted Stock in lieu of cash of up to a maximum of 50% of their annual cash bonus and up to 20% of their base compensation. James A. Todd, Jr., Chairman of the
Board and Chief Executive Officer, who was not required to participate in the plan, elected to take 40% of his cash bonus and 15% of his base compensation in Restricted Stock pursuant to the plan. Eligible employees who are not participants in the discretionary cash bonus plan may elect to receive Restricted Stock in lieu of cash of up to 10% of their incentive compensation under an incentive compensation plan of the Company and up to 10% of their base compensation. The extent of participation in the Stock Accumulation Plan by the Named Executive Officers is reported in the Summary Compensation Table.

Chief Executive Officer Compensation

     In determining the compensation of the Chief
Executive Officer, the Committee is guided by the Company's compensation philosophy, Company performance and competitive practices. The Chief Executive
Officer's base salary was not adjusted in fiscal 1995, and no long-term incentives were awarded under the Management Incentive Plan in fiscal 1995. In keeping with the discretionary cash bonus plan, the Chief
Executive Officer earned a bonus based on adjusted pretax earnings reported by the Company.

Summary

     The Company's executive compensation program encourages executives to increase profitability and stockholder value. The emphasis on incentive compensation for executives is consistent with the pay-for-performance policy applied throughout the Company.
The Committee believes this approach provides competitive compensation and is in the best interests of the stockholders.

The Committee has considered the anticipated tax treatment to the Company and to the executive officers of various payments and benefits, and, in particular, the limitations on deductibility of compensation under
Section 162(m) of the Internal Revenue Code.  The
Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives; however, the Committee may not in all circumstances limit executive compensation to that which is deductible under Section 162(m) of the Internal
Revenue Code.


SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE
OF THE BOARD OF DIRECTORS:

E. Bradley Jones, Chairman          Reginald H. Jones

George A. Stinson                   E. Mandell de Windt




       STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500
Stock Index and the Standard & Poor's Steel Industry
Group Index for the period of five years commencing on July 1, 1990 and ending on June 30, 1995. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on July
1, 1990, and that all dividends were reinvested.


(Graph filed under Form SE)



    PROPOSAL TO APPROVE 1995 STOCK ACCUMULATION PLAN


General Information

     The Birmingham Steel Corporation 1995 Stock
Accumulation Plan (the "Plan") was adopted by the Board of Directors of the Company on August 21, 1995, and provides for the issuance of Restricted Stock in the manner contemplated by the Plan. In March 1995, the Board of Directors adopted a similar Stock Accumulation
Plan which was a part of the 1990 Management Incentive
Plan, pursuant to which Restricted Stock has been issued for the fiscal year ended June 30, 1995. However, the Board of Directors determined that it was preferable to establish a Stock Accumulation Plan separate and apart from the Management Incentive Plan; therefore, the original Stock Accumulation Plan has been restated as a separate plan and is being submitted to stockholders for approval. This Plan was adopted to put at risk a portion of key management's compensation which would be paid in Restricted Stock instead of cash. The Plan also permits an employee to substitute Restricted Stock for an additional portion of his/her cash compensation.
Through the use of Restricted Stock, the Plan provides incentives which assist the Company in retaining key management. The Plan will be administered in compliance with Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended, relating to employee benefit plan transactions by persons subject to Section 16 of the Securities Exchange Act.

     The purpose of the Plan is to enable the Company and its majority-owned subsidiaries (the "Subsidiaries") and certain affiliates of the Company ("Affiliates") to attract, retain and motivate officers and other key employees, to compensate them for their contributions to the growth and profits of the Company, and to encourage ownership of the Common Stock on the part of such personnel. A summary of the features of the Plan is set forth below and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A. All issues regarding awards under the Plan shall be governed by the terms of the Plan.

     The Plan is not an "employee pension benefit plan" as defined in Section 3(2) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), and is not qualified under Section 401(a) of the Internal
Revenue Code of 1986, as amended (the "Code").

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE FOR APPROVAL OF THE PLAN. Approval of the Plan requires the affirmative vote of a majority of the oustanding shares of the Company's Common Stock entitled to vote at the Annual Meeting.

Eligible Employees

     The Chief Executive Officer, Chief Financial
Officer, Chief Operating Officer, Chief Administrative
Officer, and each Executive Vice President of the Company is eligible to participate in the Plan. In addition, those officers and other key employees of the Company or its Subsidiaries or Affiliates who are, in the judgment of the Committee, responsible for or contribute to the management, growth and/or profitability of the Company or its Subsidiaries or Affiliates may be designated by the Committee from time to time as being eligible to participate in the Plan
("Eligible Employees"). Participation in the Plan by any Eligible Employee may be either mandatory or elective as provided in the Plan. Approximately 55 employees are currently eligible to participate in the Plan.

Administration


     The Compensation and Stock Option Committee of the
Board of Directors (the "Committee") administers the
Plan.  The Committee presently consists of four
"disinterested persons" (as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) designated by the Company's Board of Directors. Members of the Committee are selected by, and serve at the discretion of, the Company's Board of Directors.

     The Committee has the authority to (a) select those employees who are Eligible Employees, (b) determine whether and to what extent Restricted Stock is to be issued to participants pursuant to mandatory or elective participation in the Plan, (c) determine the number of shares of Restricted Stock or portion of compensation subject to mandatory or elective participation in the Plan, and (d) determine the terms and conditions, not inconsistent with the terms of the Plan, of the issuance of any Restricted Stock. In connection with the administration of the Plan, the Committee has determined that certain aspects of the Plan will be operationally administered by an administrative committee comprised of the Vice President of Human Resources of the Company and such other persons as may be designated from time to time by the Committee.

Levels of Participation

     The mandatory and elective levels of participation in the Plan by Eligible Employees shall be determined from time to time by the Committee, and are subject to change at any time by the Committee in its discretion within the limits permitted by the Plan.

     Mandatory Participation. All Eligible employees who are participants in the Company's discretionary cash bonus plan ("Cash Bonus Plan") and who are under the age of 62 at the time cash bonuses for the applicable year are paid under the Cash Bonus Plan, will be required to participate in the Plan. The Committee has determined that each such Eligible Employee will receive shares of Restricted Stock under the Plan in lieu of the payment in cash of 10% (which percentage may be changed by the Committee) of such Eligible Employee's discretionary cash bonus for the year under the Cash Bonus Plan.

     Optional Participation. Elections of optional participation levels in the Plan will be made on such form and in such manner as the Committee shall from time to time designate.

          (i)  Eligible Employees Who are Participants
    in Cash Bonus Plan. Eligible Employees who are participants in the Cash Bonus Plan may, but are not required to, elect to receive shares of Restricted
    Stock under the Plan in lieu of a cash payment by the Company of (1) up to 50% (in increments of 5%) of such Eligible Employee's discretionary cash bonus for such year under the Cash Bonus Plan (less the percentage applicable to such bonus under the mandatory provision of the Plan), and/or (2) up to 20% (in increments of 5%) of such Eligible
    Employee's base compensation otherwise payable by the Company or a Subsidiary or Affiliate with respect to the six month period during which an election to participate in the Plan on an optional basis is in effect (the "Effective Period").

          (ii)  Eligible Employees Who Are Not
    Participants in Cash Bonus Plan. Eligible Employees who are not participants in the Cash Bonus Plan may, but are not required to, elect to receive shares of Restricted Stock under the Plan in lieu of a cash payment by the Company of (1) up to 10% (in increments of 5%) of such Eligible Employee's incentive compensation otherwise payable with respect to the Effective Period under an incentive compensation plan of the Company, and/or (2) up to 10% (in increments of 5%) of such Eligible
    Employee's base compensation otherwise payable by the Company or a Subsidiary or Affiliate with respect to the Effective Period.

     Method of Election. Eligible Employees who are required to participate in the Plan shall automatically become participants upon designation by the Committee and without further action by the Eligible Employees.
Eligible Employees may elect to participate or to change the level of participation in the Plan by completing the form provided by the Company for such purpose and filing it with the Plan Administrator or such other person as may be designated by the Company on the form. An election by a participant to receive Restricted Stock in lieu of a portion of such participant's discretionary cash bonus must be filed not later than January 1 of the fiscal year of the Company with respect to which the applicable cash bonus is to be paid under the Cash Bonus
Plan and shall apply with respect to the balance of the fiscal year. Except as described below, an election to participate in the Plan pursuant to the other provisions of the Plan shall apply with respect to the six month period next commencing on January 1 or July 1, whichever first occurs following the filing of the election. For example, to be effective for the period January through June, the election must be filed after June 30 and on or before December 31 of the preceding calendar year.

     New participants in the Plan and participants whose status with respect to participation in the Cash Bonus
Plan changes during an Effective Period (resulting in a change in eligibility for elective participation) may file elections within 30 days after first becoming an Eligible Employee or the effective date of the change in status, as the case may be, and such election shall generally be effective with respect to the balance of the Effective Period remaining after the filing of the election. Participants may indicate in their election forms that the election is to continue in effect with respect to subsequent fiscal years or six month periods, as the case may be, unless participation levels are changed by the timely filing of a new election or a notice of withdrawal by the participant. However, once the period to which an election is applicable has commenced, a participant generally may not withdraw from participation in the Plan or change the level of participation in the Plan. In addition, with respect to those Eligible Employees who are required to file reports under Section 16 of the Securities Exchange Act of 1934, any election (and any subsequent new election) made under the Plan by such Eligible Employee will apply with respect to the six month period commencing on the January 1 or July 1 which first occurs at least six months after the filing of the election.

Purchase Price and Payment for Restricted Stock

     The price of the Restricted Stock for purposes of determining the number of shares to be issued under the Plan will be discounted at 25% from Fair Market Value or, at the discretion of the Committee, such other percentage as may be necessary to reflect adequately the impact of the restricted nature and potential forfeiture of the Restricted Stock. For purposes of the Plan, "Fair Market Value" of the Common Stock as of any date specified under the Plan shall be the closing price on the Composite Tape of the New York Stock Exchange on the date specified.

     With respect to Eligible Employees who are participants in the Cash Bonus Plan, shares of Restricted Stock to be received by a participant under the mandatory or elective provisions of the Plan shall be issued to or credited to the account of the participant not later than the fifth business day after the last day of the month in which the cash bonus is paid under the Cash Bonus Plan. With respect to all Eligible Employees, the shares of Restricted Stock to be received by a participant, pursuant to the elective provisions of the Plan applicable to base or incentive compensation, shall be issued to or credited to the account of the participant on a monthly basis not later than the fifth business day after the last day of each month during the Effective Period.


     The number of shares of Restricted Stock issued to a participant on any payment date shall be determined by dividing the participant's applicable "Participation
Amount" or "Bonus Participation Amount" (as defined in the Plan) by the price of the Restricted Stock as determined under the Plan. No fractional shares of Restricted Stock will be issued, and any fractional share interest shall be either carried forward and added to the participant's Participation Amount applicable to the next payment date or, in the case of the discretionary cash bonus, paid in cash to the participant (net of any applicable tax withholding).


Terms and Conditions of Restricted Stock

     Shares Available under Plan. The Plan provides for the payment to participants of Restricted Stock in lieu of a portion of their cash compensation. The Company has reserved 500,000 shares of Common Stock of the Company for issuance under the Plan. The total number of shares of Common Stock available for issuance under the Plan may be adjusted upward or downward as the Committee in its sole discretion may determine, in the event of any stock dividend, recapitalization, stock split or other capital adjustment or transaction materially affecting the Common Stock. If Restricted
Stock issued under the Plan is forfeited, canceled, terminated or expires prior to the end of the period during which Restricted Stock is subject to restrictions, such shares will be available for future issuances.

     In lieu of the actual issuance of a certificate for shares of Restricted Stock, a book entry may be made in the records of the Company to evidence the ownership of such shares of Restricted Stock in the name of the applicable participant. If a stock certificate is issued to a participant, it shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such shares of Restricted
Stock. Any such stock certificate issued in the name of a participant shall be held in the custody of the Company until the restrictions thereon have lapsed.

     Restricted Period. Generally, the Restricted Stock shall be subject to a "Restricted Period" equal to three years commencing on the date of the issuance of, or credit to the account of a participant of, shares of Restricted Stock. During the Restricted Period the participant will not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock. The
Committee in its sole discretion may alter the term of the Restricted Period or provide for an alternative
Restricted Period, but the Committee may not extend a Restricted Period for previously issued shares without the participant's consent. The Committee may provide for the lapse of any such restrictions or provide for alternative restrictions, and in the event of retirement or special hardship circumstances of a participant whose employment is involuntarily terminated other than for cause, waive in whole or in part any or all of the remaining restrictions on the shares of Restricted
Stock. In the event of special hardship circumstances occurring while the participant is still employed, the Committee may allow the participant to surrender all or a portion of the Restricted Stock to the Company and to receive in cash, without interest, an amount equal to the applicable value of the stock originally used in determining the number of shares to be issued to the participant.

     Voting and Dividends. The participant shall have the right to vote his or her shares of Restricted Stock during the Restricted Period and shall have the right to receive regular cash dividends on such shares. Shares received as a result of a stock dividend or stock split shall be treated as additional shares of Restricted
Stock subject to the same restrictions and limitations as the shares of Restricted Stock with respect to which the shares reflecting the dividend or split were received. The Committee shall in its sole discretion determine a participant's rights with respect to any other extraordinary dividends on the shares of Restricted Stock.

     Certificates without a legend shall be delivered to the participant promptly after the applicable Restricted
Period shall expire without forfeiture. It shall be a condition to the obligation of the Company to issue stock upon the lapse of restrictions on Restricted Stock that the participant or any beneficiary pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liabilities to withhold federal, state or local income or other taxes.

     Forfeiture Prior to Expiration of Restricted
Period. Upon termination of a participant's employment with the Company or any Subsidiary or Affiliate during the Restricted Period, all shares still subject to restrictions shall be forfeited by the participant and the participant shall be entitled to receive only the following in respect of such forfeited Restricted Stock:

          (i)  In the event such termination was for
     "cause," the participant shall receive nothing with respect to any Restricted Stock forfeited, not even any amount deemed to have been paid for such forfeited Restricted Stock by the participant.
     "Cause" under the Plan means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

          (ii)  In the event such termination was
     voluntary on the part of the participant and the participant within six months following such termination is employed by, or agrees to be employed by, any business, in whatever form conducted, whose business, in the sole determination of the Committee, is competitive with the business of the Company or any Subsidiary or Affiliate of the Company, the participant shall receive nothing with respect to any Restricted
     Stock forfeited, not even any amount deemed to have been paid for such forfeited Restricted Stock by the participant.

          (iii)  In the event such termination was due
     to death or total and permanent disability of the participant, the rights of the participant to the shares of Restricted Stock shall immediately vest and such shares shall no longer be subject to forfeiture.



          (iv)  In the event such termination was other
     than as described in paragraphs (i), (ii) or (iii) above, the participant shall be entitled to receive in cash only the lesser of (a) the amount by which the participant's right to receive cash compensation was reduced in connection with the receipt of such Restricted Stock, without interest, or (b) the Fair Market Value of the Restricted
     Stock on the date of forfeiture.

          In the event a participant is entitled to receive cash or shares of Common Stock under the provisions of paragraphs (iii) or (iv) above, such cash or shares shall be paid or delivered to the participant or, if the participant is disabled, to the participant's guardian or personal representative, or if the participant is deceased, to such beneficiary as the participant may have designated on such form for such election as the Committee may provide, or if no such designation has been made, to the executor or administrator of the participant's estate.

     Change of Control. In the event of (i) a "Change of Control" (as defined under the Plan), unless otherwise determined by the Committee or the Board of Directors in writing after the receipt of Restricted
Stock by a participant, but prior to the occurrence of such Change of Control, or (ii) if and to the extent so determined by the Committee or the Board of Directors in writing after receipt of Restricted Stock by a participant, in the event of a "Potential Change of Control" (as defined under the Plan), the restrictions applicable to Restricted Stock issued pursuant to the Plan shall lapse and such shares shall be deemed fully vested. The value of the Restricted Stock shall, to the extent determined by the Committee, be cashed out on the basis of the "Change of Control Price" (as defined under the Plan) as of the date the Change of Control occurs or the Potential Change of Control is deemed to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential
Change of Control.

Amendments to or Discontinuance of the Plan

     The Board of Directors, without the approval of the Company's stockholders or Plan participants, may at any time terminate, amend or modify the Plan, provided that no such action may, without a participant's consent, adversely affect the participant's rights respecting
Restricted Stock previously issued, and no amendment may become effective, without approval of the Company's stockholders, which would increase the maximum number of shares of Common Stock which may be issued as Restricted
Stock under the Plan (except in connection with certain capital adjustments described above).



Restricted Stock Issuances for the Fiscal Year Ended
June 30, 1995

     The following table indicates the dollar value and number of shares of Restricted Stock issued or issuable under the Plan to the persons indicated for the fiscal year ended June 30, 1995:

                          Dollar Value of                        Cash
                          Restricted Stock      Number        Compensation
Name and Position       at Date of Grant ($)    of Shares     Foregone ($)
-----------------       --------------------    ---------     ------------
James A. Todd, Jr.            312,750             15,417        234,567
Thomas N. Tyrrell              87,323              4,299         65,516
Paul H. Ekberg                 33,598              1,649         25,198
Robert G. Wilson               13,325                654          9,994
Jack R. Wheeler                77,297              3,808         57,998
All Current Executive
Officers as a Group           559,670             27,580        419,834
All Participants,
Including All Current
Officers Who Are Not
Executive Officers,
as a Group                    223,939             14,334        217,144
All Participants as
a Group                       783,609             41,914        636,992

Certain Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences of transactions under the Plan, based on current federal income tax laws.
This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.
Participants in the Plan are strongly urged to consult their own tax advisors regarding the federal, state, local or other tax consequences of awards, elections and vesting of Restricted Stock and other transactions under the Plan.

     A participant generally must include in ordinary income the amount by which the fair market value of the Restricted Stock, as of the time such Restricted Stock ceases to be subject to a substantial risk of forfeiture
("Forfeiture Period") within the meaning of Section 83 of the Code, exceeds the amount, if any, actually paid by the participant for such Restricted Stock. The
Forfeiture Period generally will be the same as the Restricted Period described above. Income and payroll taxes are required to be withheld by the Company on the amount includable in ordinary income by the participant attributable to the Restricted Stock. Any participant may elect, pursuant to Section 83(b) of the Code, to take into income in the year the Restricted Stock is transferred (generally the year of the award or purchase) by the Company to such person an amount equal to the fair market value of the Restricted Stock on the date of such transfer (as if the Restricted Stock were unrestricted and could be sold immediately). If the stock subject to the Section 83(b) election is subsequently forfeited, no deduction or tax refund is allowed for the amount included as income as a result of the Section 83(b) election. Such an election must be made within 30 days of the date of such transfer.

     A participant's tax basis in shares of Restricted
Stock will be equal to the amount of ordinary income recognized by such participant with respect to such shares of Restricted Stock. Upon the sale of shares after the expiration of the Forfeiture Period, a participant generally will recognize gain or loss, which will be capital gain or loss if the Restricted Stock has been held as a capital asset; such capital gain or loss will be treated as long term if the shares have been held by the participant for more than one year. The holding period for capital gains treatment will begin when the Forfeiture Period expires, unless the participant has made a Section 83(b) election, in which event the holding period will commence on the date of transfer of the Restricted Stock by the Company to such participant. The Company generally will be entitled to an income tax deduction in the amount of a participant's ordinary income at the time such income is recognized as described above.

   APPROVAL AND RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of the Company has, subject to approval and ratification by the stockholders, selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending June 30, 1996.
The Company has been informed that neither Ernst & Young
LLP nor any of its partners has any direct or indirect financial interest in the Company or any of its subsidiaries, or has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     The affirmative vote of a majority of shares present in person or represented by proxy at the Annual
Meeting and entitled to vote on the matter shall be required to approve the selection of Ernst & Young LLP as independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF
THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S
INDEPENDENT AUDITORS.

   STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Any proposal by stockholders of the Company intended to be presented at the Company's next Annual
Meeting of Stockholders must be received in proper form by the Company at its principal office for inclusion in the Company's Proxy Statement and form of proxy relating to such Annual Meeting, no later than May 18, 1996.

                       GENERAL

     The Board of Directors of the Company is not aware of any matters other than the aforementioned matters that will be presented for consideration at the Annual
Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

     The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegram. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

     The Company will provide to any stockholder of record, without charge, upon written request to its Corporate Secretary, a copy of the Company's Annual
Report on Form 10-K for the fiscal year ended June 30, 1995.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE
MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE
ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

By Order of the Board of Directors,



Catherine W. Pecher
Secretary
September 15, 1995




                  EXHIBIT A


       THE BIRMINGHAM STEEL CORPORATION
           STOCK ACCUMULATION PLAN


Section 1.  Purpose of the Plan.

     The name of this plan is THE BIRMINGHAM STEEL
CORPORATION STOCK ACCUMULATION PLAN (the "Plan"). The purpose of the Plan is to enable BIRMINGHAM STEEL
CORPORATION (the "Company") and its Subsidiaries and
Affiliates to attract, retain and motivate officers and other key employees, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership of stock in the Company on the part of such personnel. The Plan provides incentives to participating officers and other key employees which are linked directly to increases in stockholder value and will, therefore, inure to the benefit of all stockholders of the Company.

Section 2.  Definitions.

     For the purposes of the Plan, the following terms shall be defined as set forth below:

     (a) Affiliate" means any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest.

     (b) Board" means the Board of Directors of the Company.

     (c) "Bonus Participation Amount" means, with respect to any Participant for any fiscal year of the Company, the aggregate amount by which the right of such Participant to receive payment in cash with respect to any cash bonus under the Cash Bonus Plan otherwise payable to such Participant with respect to such fiscal year has been reduced pursuant to participation in the Plan as provided in Section 4 hereof. The Bonus
Participation Amount shall be computed by multiplying
(i) the sum of the Specified Percentage and the participation percentage, if any, elected by such Participant pursuant to Section 4(a)(ii)(A)(I) by (ii) the gross amount of the cash bonus which would have been payable to that Participant with respect to that fiscal year under the Cash Bonus Plan if the Participant were not required to, and had not elected to, participate in the Plan.

     (d) "Cash Bonus Plan" shall have the meaning ascribed thereto in Section 4(a) hereof.

     (e)  "Cause" means a felony conviction of a
Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

     (f) "Change of Control" means the happening of any of the following:

          i)  when any "person", as such term used in
     Section 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

          ii)  when, during any period of two
     consecutive years during the existence of the Plan, individuals who, at the beginning of such period, constituted the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the individuals who were directors at the beginning of such period; or

          iii)  the occurrence of a transaction
     requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

     (g) "Change of Control Price" means, as of any date of computation, the highest price per share paid in any transaction reported on the New York Stock Exchange
Composite Tape, or paid or offered in any transaction related to a potential or actual Change of Control of the Company, in each case, at any time during the sixty day period preceding such computation date as determined by the Committee.

     (h)  "Code" means the Internal Revenue Code of
1986, as amended, or any successor statute thereto.

     (i)  "Commission" means the Securities and Exchange
Commission.

     (j)  "Committee" means the Compensation and Stock
Option Committee of the Board, or any other committee of the Board consisting exclusively of Disinterested
Persons hereafter appointed for the purpose of, or charged by the Board with the responsibility for, administering the Plan.

     (k)  "Computation Value" means the Fair Market
Value of the Stock as of the day on which the applicable cash bonus is declared under the Cash Bonus Plan, in the case of Restricted Stock to be received pursuant to
Section 4(a)(i) or Section 4(a)(ii)(A)(I), and the last trading day of the applicable month, in the case of Restricted Stock to be received pursuant to the other provisions of Section 4(a)(ii), in each case, discounted by such factor (the "Discount Factor") as is determined by the Committee from time to time to be appropriate to reflect both the impact on valuation of the restrictions applicable to the Restricted Stock under Section 6 and the risk of forfeiture of the Restricted Stock by a Participant under Section 6(d). Until such time as determined otherwise by the Committee, the Discount
Factor shall be 25 percent.

     (l)  "Disability" means total and permanent
disability as determined under the Company's long-term disability program as from time to time in effect.

     (m) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

     (n) "Early Retirement" means retirement from active employment with the Company, any Subsidiary and any Affiliate pursuant to the early retirement provisions of any applicable Company pension plan.

     (o)  "Effective Period" means the six-month period
(or such shorter period as is provided in Section 5) during which an election by an Eligible Employee to participate in the Plan pursuant to Section 4(a)(ii) hereof is in effect (without regard to any re-election which may occur or the continuation of such election which may occur as provided under Section 5 hereof);
provided that if any Participant ceases to be an Eligible Employee during any period in which such an election would otherwise be in effect, the Effective
Period with respect to such election shall end as of the date such Participant ceases to be an Eligible Employee.

     (p) "Eligible Employee" shall have the meaning ascribed thereto in Section 3 hereof.

     (q)  "Exchange Act" means the Securities Exchange
Act of 1934, as amended, and any successor thereto.

     (r) "Fair Market Value" means, as of any given date, the closing price of the Stock on such date (or, if no transactions were reported on such date, on the next preceding date on which transactions were so reported) on the New York Stock Exchange Composite Tape or, if the Stock is not on such date listed on the New
York Stock Exchange, in the principal market in which such stock is traded on such date.

     (s)  "1990 Plan" means the Birmingham Steel
Corporation 1990 Management Incentive Plan.

     (t) "Normal Retirement" means retirement from active employment with the Company, any Subsidiary and any Affiliate on or after the normal retirement date specified in any applicable Company pension plan.

     (u) "Participant" shall have the meaning ascribed thereto in Section 3 hereof.

     (v) "Participation Amount" means, with respect to any Participant for any month during the Effective
Period, the aggregate amount by which the right of such Participant to receive payment in cash with respect to any incentive compensation and any base compensation otherwise payable to such Participant with respect to such month has been reduced pursuant to participation in the Plan as provided in Section 4 hereof. The
Participation Amount shall be computed by (i) multiplying (A) the applicable participation percentage elected by such Participant with respect to incentive compensation or base compensation, as the case may be, under Section 4(a) hereof by (B) the gross amount of that type of compensation which would have been payable to that Participant with respect to that month if the Participant had not elected to participate in the Plan,
(ii) totalling the amounts determined under clause (i), and (iii) adding to the total determined under clause
(ii) the amount, if any, carried forward from the immediately preceding month under Section 4(c)(ii).

     (w)  "Potential Change of Control" means the
happening of any of the following:

          i)  the entering into an agreement by the
     Company, the consummation of which would result in a Change of Control of the Company; or

          ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of securities of the Company representing
     5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

    (x)  "Restricted Period" means the three-year period
(or such other period as is determined by the Committee in accordance with the terms hereof, in each case, together with any extensions thereof approved as provided herein) commencing on the date of the issuance of the applicable shares of Restricted Stock to or for the account of a Participant hereunder, whether or not such shares are evidenced by a book entry or a certificate and whether or not any such certificate is held in the custody of the Company.

     (y) "Restricted Stock" means Stock received by a Participant hereunder that is subject to the restrictions set forth in Section 6 hereof.

     (z)  "Retirement" means Normal Retirement or Early
Retirement.

     (aa) "Specified Percentage" shall have the meaning ascribed thereto in Section 4(a) hereof.

     (bb)  "Stock" means the Common Stock of the
Company.

     (cc) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations
(other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 3.  Eligibility for Participation.

     (a) The chief executive officer, chief operating officer, chief administrative officer, chief financial officer and each executive vice president of the Company shall be eligible to participate in the Plan. In addition, those officers and other key employees of the Company or its Subsidiaries or Affiliates who are, in the judgment of the Committee, responsible for or contribute to the management, growth and/or profitability of the Company or its Subsidiaries or Affiliates may be designated by the Committee from time to time as being eligible to participate in the Plan
(such officers and key employees who are so designated by the Committee, together with those officers specifically identified in the preceding sentence, are referred to herein as "Eligible Employees").
Participation in the Plan by any Eligible Employee may be either mandatory or elective as provided in Section
4 below. Those Eligible Employees who are required to participate in the Plan or who elect to participate in the Plan, in each case, in accordance with the applicable provisions hereof, are referred to herein as "Participants."

Section 4.  Levels of Participation.

     (a)  The prescribed and permitted levels of
participation in the Plan by Eligible Employees shall be determined from time to time by the Committee; provided that the Committee shall not require any mandatory participation in the Plan with respect to the base compensation of any Eligible Employee.

          i)  Unless otherwise determined by the
     Committee, all Eligible Employees who are participants in the Company's discretionary cash bonus plan (the "Cash Bonus Plan") and who will be under the age of 62 at the time cash bonuses for the applicable year are to be paid under the Cash
     Bonus Plan will be required to participate in the Plan as and to the extent set forth in this Section
     4(a)(i). Each such Eligible Employee will receive shares of Restricted Stock under the Plan in lieu of the Company's payment in cash of a specified percentage (the "Specified Percentage") of such Eligible Employee's discretionary cash bonus for that year under the Cash Bonus Plan. The amount of the Specified Percentage shall be determined by the Committee from time to time in its sole discretion, and any such determination (including the initial designation of the Specified Percentage set forth in the next sentence) shall continue in effect until such time as the Committee determines that the Specified Percentage shall thereafter be a different amount. The Specified Percentage with respect to the first award of cash bonuses under the Cash Bonus Plan following the adoption of the Plan shall be 10 percent.

          ii)  Each Eligible Employee may, but is not
     required to, elect to receive shares of Restricted
     Stock under the Plan in lieu of the right to receive a portion of his/her compensation in cash as and to the extent provided below in this Section
     4(a)(ii).

               (A)  Eligible Employees who are
          participants in the Cash Bonus Plan may elect to receive shares of Restricted Stock under t the Plan in lieu of the right to receive payment in cash by the Company (or a Subsidiary or Affiliate, as applicable) of:

                    (I)  up to 50 percent (in increments
               of 5 percent) of such Eligible Employee's discretionary cash bonus for such year under the Cash Bonus Plan (less the
               Specified Percentage if applicable to
               such bonus under Section 4(a)(i) above);
               and/or

                    (II)  up to 20 percent (in
               increments of 5 percent) of such Eligible
               Employee's base compensation otherwise
               payable by the Company (or a Subsidiary
               or Affiliate, as applicable) with respect to the Effective Period; and

               (B)  Eligible Employees who are not
          participants in the Cash Bonus Plan may elect to receive shares of Restricted Stock under the Plan in lieu of the right to receive payment in cash by the Company (or a Subsidiary or Affiliate, as applicable) of:

                    (I)  up to 10 percent (in increments
               of 5 percent) of such Eligible Employee's incentive compensation otherwise payable with respect to the Effective Period under an incentive compensation plan of the Company (or a Subsidiary or Affiliate, as applicable) other than the 1990 Plan; and/or

                    (II)  up to 10 percent (in
               increments of 5 percent) of such Eligible
               Employee's base compensation otherwise
               payable by the Company (or a Subsidiary
               or Affiliate, as applicable) with respect to the Effective Period.

          iii)  Any reduction in the right of an
     Eligible Employee to receive payment of base compensation or incentive compensation in cash resulting from such Eligible Employee's elective participation in the Plan under Section
     4(a)(ii)(A)(II) or Section 4(a)(ii)(B) hereof shall be applied pro rata to each payment of the applicable type of compensation made to such Eligible Employee with respect to the Effective
     Period.

     (b)  Subject to the provisions of Section 6 hereof,


          i)  the shares of Restricted Stock to be
received by a Participant pursuant to Section 4(a)(i) and Section 4(a)(ii)(A)(I) shall be issued to or credited to the account of such Participant by the Company not later than the fifth business day after the last day of the month in which the applicable cash bonus of such Participant is paid under the Cash Bonus Plan, the number of shares to be so issued or credited to be determined under Section 4(c)(i) below, and

          ii)  the shares of Restricted Stock to be
received by a Participant pursuant to the other provisions of Section 4(a)(ii) shall be issued to or credited to the account of such Participant on a monthly basis not later than the fifth business day after the last day of each month during the Effective Period, the number of shares to be so issued or credited with respect to each month to be determined under Section
4(c)(ii) below.

     (c) i) The number of shares of Restricted stock to be issued to a Participant under Section 4(a)(i) and
Section 4(a)(ii)(A)(I) shall be determined by dividing
(A) such Participant's Bonus Participation Amount by (B) the applicable Computation Value of the Stock; provided that no fractional shares of Restricted Stock shall be issued, and the amount computed by multiplying any fractional share interest otherwise resulting from such determination by the applicable Computation Value shall be paid over to the Participant (net of any applicable tax withholding).

          ii) The number of shares of Restricted Stock to be issued to a Participant under Section
4(a)(ii)(A)(II) or Section 4(a)(ii)(B) with respect to any month during the Effective Period shall be determined by dividing (x) such Participant's
Participation Amount applicable to such month by (y) the applicable Computation Value of the Stock; provided that no fractional shares of Restricted Stock shall be issued, and the amount computed by multiplying any fractional share interest otherwise resulting from such determination by the applicable Computation Value shall be carried forward and added to such Participant's
Participation Amount applicable to the next succeeding month or, at the option of the Committee, shall be paid over to the Participant (net of any applicable tax withholding).

Section 5.  Method of Election.

     (a)  An Eligible Employee who is required to
participate in the Plan pursuant to Section 4(a)(i) hereof shall automatically be a Participant upon designation by the Committee and without further action by such Eligible Employee (except as otherwise provided below in this Section 5). Such a Participant may elect to increase his/her participation in the Plan, and an Eligible Employee who is not required to participate in the Plan may elect to become a Participant and to participate in the Plan, (in each case as and to the extent provided in Section 4(a)(ii) hereof) by completing the form provided by the Company for such purpose and filing it with the Plan Administrator (or such other person as may be designated by the Company on such form) prior to the applicable date set forth below.
Except as otherwise provided below, an election to participate in the Plan pursuant to Section
4(a)(ii)(A)(I) hereof must be filed as provided above not later than January 1 of the fiscal year of the Company with respect to which the applicable cash bonus, if any, is to be paid under the Cash Bonus Plan and, if timely filed, shall apply with respect to the balance of such fiscal year. Except as otherwise provided below, an election to participate in the Plan pursuant to the remaining provisions of Section 4(a)(ii) hereof shall apply with respect to the six-month period next commencing on January 1 or July 1, whichever first occurs following the filing of such election (i.e., to be effective for the period January through June, the election must be filed after June 30 and on or before December 31 of the preceding calendar year, and to be effective for the period July through December the election must be filed after December 31 of the preceding calendar year and on or before June 30 of the current year). Elections with respect to any applicable period during which the Plan is initially adopted may be filed as provided above within 30 days after the adoption of the Plan and, if timely filed, shall be effective with respect to the balance of such period remaining after the filing of such election.

     (b) Employees first becoming Eligible Employees during an applicable period and Eligible Employees whose status with respect to participation in the Cash Bonus
Plan changes during an applicable period (resulting in a change in eligibility for elective participation in the Plan under Section 4(a)(ii)) may file elections within 30 days after (i) first becoming Eligible
Employees or (ii) the effective date of such change of status, as the case may be, and, if timely filed, such elections shall be effective with respect to the balance of such period remaining after the filing of such election (or, if shorter, the balance of the period remaining after the termination of any previously filed election as provided below). Participants may indicate in their election forms that the election is to continue in effect with respect to subsequent fiscal years or six-month periods, as applicable, unless participation levels are changed by the timely filing of a new election or such Participant files with the Plan
Administrator (or the person with whom an election form would be properly filed) a notice of withdrawal from elective participation in the Plan. Notwithstanding the immediately preceding sentence, except as provided in the next sentence, a Participant may not withdraw from participation in the Plan or change the level of participation in the Plan with respect to a fiscal year or six-month period, as the case may be, after June 30 of such fiscal year (in the case of a fiscal year) or once such six-month period has commenced (in the case of a six-month period), and no purported cancellation, revocation or modification of the election by the Participant shall be effective for such purpose. In the case of an Eligible Employee whose eligibility for participation under Section 4(a)(ii) changes as a result of a change of status under the Cash Bonus Plan during an applicable period, any election previously filed by such Eligible Employee with respect to such period shall terminate and be of no further effect, and the Effective
Period with respect to such election shall end, in each case, as of the end of the month in which such change of status occurs.

     (c) Notwithstanding the provisions of Section 5(a) and 5(b) above, solely with respect to those Eligible
Employees who are required to file reports under Section
16 of the Exchange Act, any election (and any subsequent new election) made under Section 4(a)(ii) hereof by such Eligible Employee shall apply with respect to the six month period commencing on the January 1 or July 1 which first occurs at least six months after the filing of such election.

Section 6.  Restricted Stock.

     (a) The maximum number of shares of Stock which may be issued under the Plan shall be not more than 500,000 shares of Stock, subject to adjustment as provided in Section 8 hereof, and such shares may be either previously issued shares reacquired by the Company or authorized but previously unissued shares.
In the event shares of Restricted Stock are forfeited prior to the end of the period during which the restrictions on the Restricted Stock expire, the forfeited shares of Restricted Stock will become available for future issuance under the Plan.

     (b)  Each Participant who receives shares of
Restricted Stock hereunder may, but need not, be issued
a stock certificate in respect of such shares of
Restricted Stock.   Each certificate, if any, issued to
a Participant shall be registered in the name of such Participant and, during the applicable Restricted
Period, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Restricted Stock, substantially in the following form:

          "The transferability of the certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Birmingham Steel
          Corporation Stock Accumulation Plan. A copy of such Plan is on file in the offices of Birmingham Steel Corporation, 1000 Urban
          Center Drive, Suite 300, Birmingham, Alabama
          35242."

     The Committee shall require that any stock certificate issued in the name of a Participant evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of the issuance of a certificate for Restricted Stock, the Participant shall have delivered to the Company a stock power, endorsed in blank, relating to the shares covered by such certificate.

     In lieu of the issuance of a certificate for any shares of Restricted Stock during the applicable
Restricted Period, a "book entry" (i.e., a computerized or manual entry) may be made in the records of the Company to evidence the ownership of such shares of Restricted Stock in the name of the applicable
Participant. Such Company records shall, absent manifest error, be binding on the Participants.

     (c) The shares of Restricted Stock received by a Participant under the Plan shall be subject to the following restrictions and conditions:

          i)  Subject to the provisions of the Plan,
     during the Restricted Period applicable to shares of Restricted Stock received hereunder, the Participant shall not be permitted to sell, transfer, pledge or assign such shares of Restricted Stock. The Committee may, in its sole discretion, (A) initially provide for an alternative Restricted Period or alter the three-year Restricted Period for previously issued shares of Restricted Stock (provided that the Committee may not extend the Restricted Period for previously issued shares of Restricted Stock without the Participant's written consent), (B) during any extension of such Restricted Period, provide for alternative restrictions (provided that nothing contained in this clause shall grant the Committee any additional powers under the Plan with respect to shares of Restricted Stock issued or to be issued to persons who are subject to Section 16 of the Exchange Act), (C) provide for the lapse of any such restrictions in installments, and (D) in the event of Retirement or of special hardship circumstances of a Participant whose employment is involuntarily terminated (other than for Cause), including as the result of death or Disability of such Participant, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock.

          ii)  In the event of special hardship
circumstances (determined in the sole discretion of the Committee) occurring while the Participant is still employed, the Participant may be allowed to surrender all or a portion of the Participant's Restricted Stock, such portion to be determined in the sole discretion of the Committee, as to which restrictions still remain in effect and to receive in cash, without interest, for each such share surrendered an amount equal to the applicable Computation Value of the Stock originally used in determining the number of such shares of Restricted Stock to be issued to such Participant.

          iii)  The Committee may, in its sole
     discretion, waive or shorten the period during which the Restricted Stock is subject to forfeiture as provided in paragraph (d) of this Section 6 below during any Restricted Period.

          iv)  The Participant shall have the right to
     vote or direct the vote of his or her shares of Restricted Stock during the Restricted Period and shall have the right to receive any regular cash dividends on such shares of Restricted Stock.
     Shares of Common Stock received as a result of a stock dividend or stock split with respect to Restricted Stock shall, during the balance of the Restricted Period applicable to such shares of Restricted Stock, be treated as additional shares of Restricted Stock subject to the same restrictions and limitations as the shares of Restricted Stock with respect to which such shares reflecting a stock dividend or stock split were received. The Committee shall in its sole discretion determine the Participant's rights with respect to any other extraordinary dividends on the shares of Restricted Stock.

          v)  Certificates for shares of Restricted
     Stock shall be delivered to the Participant promptly after, and only after, the applicable
     Restricted Period shall expire (or such earlier time as the restrictions may lapse in accordance with paragraph (c)(i) of this Section 6) without forfeiture. If certificates evidencing such shares of Restricted Stock were previously issued bearing the legend set forth in Section 6(b) hereof, such certificates shall be cancelled and new certificates not bearing such legend shall be issued for delivery to the Participant.

     (d)  Subject to the provisions of clauses (c)(i),
(c)(ii) and (c)(iii) of this Section 6, the following provisions shall apply to a Participant's shares of Restricted Stock prior to the end of the Restricted
Period (including extensions):

          i)  Upon termination of a Participant's
     employment with the Company or any Subsidiary or Affiliate for Cause during the Restricted Period, such Participant shall forfeit all Restricted
     Stock, and shall be entitled to receive nothing in lieu thereof, not even the amount by which the Participant's right to receive compensation in cash was reduced in connection with the receipt of such forfeited Restricted Stock.

          ii)  In the event a Participant voluntarily
     terminates employment with the Company or any Subsidiary or Affiliate and such Participant within six months following such termination is employed by, or agrees to be employed by, any business in whatever form conducted, whose business, in the sole determination of the Committee, is competitive with the business of the Company or any Subsidiary or Affiliate of the Company, such Participant shall forfeit all Restricted Stock, and shall be entitled to receive nothing in lieu thereof, not even the amount by which the Participant's right to receive compensation in cash was reduced in connection with the receipt of such forfeited Restricted Stock.

          iii)  In the event of the termination of the
     Participant's employment with the Company or any Subsidiary or Affiliate other than as described in clauses (d)(i), (d)(ii) and (d)(iv) of this Section
     6, the Participant shall forfeit all Restricted
     Stock and shall be entitled to receive in lieu thereof in cash only the lesser of either (A) the amount by which the Participant's right to receive compensation in cash was reduced in connection with the receipt of such forfeited Restricted Stock, without interest or (B) the Fair Market Value of the forfeited Restricted Stock on the date of forfeiture.

          iv)  In the event of the termination of the
     Participant's employment with the Company or any Subsidiary or Affiliate as the result of the death or Disability of such Participant, the rights of such Participant in and to the shares of Restricted
     Stock held by or for the account of such Participant shall immediately vest and such shares of Restricted Stock shall no longer be subject to the forfeiture hereunder.

     For purposes of this paragraph (d) a Participant's employment with the Company or any Subsidiary or Affiliate shall be deemed not to have been terminated if contemporaneously with such termination such Participant is employed by another Subsidiary or Affiliate or by the Company.

     (e) In the event of (A) a Change of Control, unless otherwise determined by the Committee or the Board in writing after the receipt by a Participant of Restricted Stock hereunder, but prior to the occurrence of such Change of Control, or (B) a Potential Change of Control, if and to the extent so determined by the Committee or the Board in writing after the receipt by a Participant of Restricted Stock hereunder:

          i)  the restrictions applicable to Restricted
     Stock issued pursuant to the Plan shall lapse and such shares shall be deemed fully vested and no longer subject to forfeiture; and

          ii)  the value of all outstanding Restricted
     Stock shall, to the extent determined by the Committee, be cashed out on the basis of the Change of Control Price as of the date the Change of Control occurs or the Potential Change of Control is deemed to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control.

Section 7.  Administration.

     The Plan shall be administered by the Committee which shall have the power and authority to issue
Restricted Stock to Participants pursuant to the terms of the Plan.

     In particular, the Committee shall have the authority:

          i) to select those employees of the Company and its Subsidiaries and Affiliates who are Eligible Employees;

          ii)  to determine whether and to what extent
     Restricted Stock is to be issued to Participants hereunder pursuant to mandatory or elective participation in the Plan;

          iii)  to determine the number of shares of
     Restricted Stock or portion of compensation subject to mandatory or elective participation hereunder;
     and

          iv)  to determine the terms and conditions,
     not inconsistent with the terms of the Plan, of the issuance of any Restricted Stock hereunder.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan, not inconsistent with the Plan, as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. The Committee may act by a majority vote at a regular or special meeting of the Committee or by decision reduced to writing and signed by a majority of the members of the Committee without holding a formal meeting. Vacancies in the membership of the Committee shall be filled by the Board of Directors.

     The Committee may request that the management of the Company appoint a "Plan Administrator" to carry out the administrative and ministerial functions necessary to implement the determinations, decisions and actions of the Committee with respect to the Plan.

Section 8.  Adjustments Upon a Change in Common Stock.

     In the event of any change in the outstanding Stock of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event and such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 6(b), such adjustment shall be made by the Board and shall be conclusive and binding for all purposes of the Plan.

Section 9.  Amendment and Termination.

     The Plan may be amended or terminated at any time and from time to time by the Board, but no amendment which increases the aggregate number of shares of Stock which may be issued pursuant to the Plan (except as provided in Section 8 hereof) shall be effective unless and until the same is approved by the stockholders of the Company. Neither an amendment to the Plan nor the termination of the Plan shall adversely affect any right of any Participant with respect to any Restricted Stock theretofore received hereunder without such
Participant's written consent.

Section 10.  Designation of Beneficiary.

     A Participant may file a written designation of a beneficiary who is to receive any shares of Restricted
Stock and/or cash to the Participant's credit under the Plan in the event of such Participant's death prior to delivery to him of such shares of Restricted Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Company of proof of the identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares of Restricted Stock and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Restricted Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company shall deliver such shares of Restricted Stock and/or cash to the applicable court having jurisdiction over the administration of such estate. No designated beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the shares of Restricted Stock or cash credited to the Participant under the Plan.

Section 11.  General Provisions.

     (a)  The Committee may require each Eligible
Employee electing to participate in the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Stock subject to the terms of the Plan and without a view to distribution thereof.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable
Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of the Plan by the Company nor the participation in the Plan by any employee shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, or interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (c) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary or Affiliate acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (d) A Participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise
(except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

     (e)  The Company and its Subsidiaries and
Affiliates shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Stock upon the lapse of restrictions on Restricted Stock that the Participant (or any beneficiary) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes.
If the amount requested is not paid, the Company may refuse to issue shares.

     (f) All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 12.  Effective Date of Plan.

     The Plan shall be effective as of April 1, 1995, and was adopted by the Board on August 21, 1995.

         BIRMINGHAM STEEL CORPORATION


This Proxy is solicited on behalf of the Board of Directors for use at the 1995 Annual Meeting of Stockholders to be held on October 17, 1995.


     The undersigned hereby appoints James A. Todd, Jr.
and Thomas N. Tyrrell, and each of them, attorneys and proxies with full power of substitution, to vote in the name of and as proxy for the undersigned at the Annual
Meeting of Stockholders of Birmingham Steel Corporation to be held on Tuesday, October 17, 1995 at 10:00 a.m.
local time at The Harbert Center, 2019 Fourth Avenue
North, Birmingham, Alabama, and at any adjournment thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.


(1) To elect the following nominees as directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified:

          James A. Todd, Jr., E. Mandell de Windt, C.
          Stephen Clegg, George A. Stinson, Thomas N.
          Tyrrell, E. Bradley Jones, Harry Holiday, Jr.,
          Reginald H. Jones, Paul H. Ekberg, William J.
          Cabaniss, Jr., T. Evans Wyckoff


  [ ]  FOR all nominees listed above   [ ]  WITHHOLD
       (except as indicated to the          AUTHORITY
       contrary below)                      to vote for
                                            all nominees



(2)  To approve the 1995 Stock Accumulation Plan.

          [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

(3)  To approve and ratify the selection of Ernst &
Young LLP as the independent auditors for the Company and its subsidiaries for the fiscal year ending June 30, 1996.

          [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


(4) To consider and take action upon such other matters as may properly come before the meeting or adjournments or postponements thereof.


PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO SUCH
DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR ALL
NOMINEES REFERRED TO IN PARAGRAPH (1) AND FOR THE
PROPOSITIONS REFERRED TO IN PARAGRAPHS (2) AND (3).



The undersigned revokes any prior proxies to vote the shares covered by this proxy.




     Signature




     Signature

Date:,                   1995

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.
Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)



PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY
PROMPTLY. This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted FOR Proposals 1, 2 and 3 as the proxies deem advisable on such other matters as may come before the meeting.